UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 14, 2011

Novellus Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-17157	77-0024666
(Commission File Number)	(I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry Into a Material Definitive Agreement.

Merger Agreement

On December 14, 2011, Novellus Systems, Inc., a California corporation ( “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lam Research Corporation, a Delaware corporation (“Parent”), and BLMS Inc., a California corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Company (the “Merger”) with Company surviving the Merger as a wholly owned subsidiary of Parent.

Upon the consummation of the Merger, each share of Company common stock issued and outstanding immediately prior to the closing of the Merger (other than (i) shares held by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Company, or (ii) shares for which dissenters’ rights are perfected pursuant to Chapter 13 of the California Corporations Code) will be cancelled and converted into the right to receive 1.125 shares (the “Exchange Ratio”) of common stock of Parent (“Parent Common Stock”). Upon completion of the Merger, it is anticipated that shareholders of Company immediately prior to the Merger will own approximately 41% of the combined company and stockholders of Parent immediately prior to the Merger will own 59% of the combined company.

Additionally, upon the consummation of the Merger each outstanding option to purchase common stock of Company and, except as set forth below, each outstanding restricted stock unit of Company held by then-current employees, in each case whether or not vested, will be assumed by Parent and converted into the right to receive shares of Parent Common Stock calculated based on the Exchange Ratio with terms and conditions that are otherwise the same as those existing immediately prior to the consummation of the Merger. Further, certain outstanding performance-based restricted stock units will become fully vested with respect to the maximum number of shares of Company common stock issuable thereunder and certain restricted stock units and restricted stock awards held by executive officers and directors of Company will vest in full upon the consummation of the Merger.

Completion of the Merger is subject to certain customary conditions, including, among others: (i) approval of Company’s shareholders and Parent’s stockholders, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain foreign antitrust approvals, (iii) the registration statement on Form S-4 used to register the Parent Common Stock to be issued as consideration for the Merger having been declared effective by the Securities and Exchange Commission (“SEC”), and the authorization for the listing of the Parent Common Stock to be issued as consideration in the Merger on NASDAQ, (iv) delivery of customary opinions from counsel to Company and counsel to Parent that the Merger will qualify as a tax-free reorganization for federal income tax purposes and (v) dissenting shareholders not exceeding certain thresholds. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct and the other party having performed in all material respects its obligations under the Merger Agreement. Company and Parent both made customary representations, warranties and covenants in the Merger Agreement.

The Merger Agreement contains certain termination rights for both Company and Parent, including, without limitation, if the Merger is not consummated on or before June 30, 2012 (which is subject to extension under certain circumstances but generally not beyond September 30, 2012) and if the approval of the shareholders of Company or the stockholders of Parent is not obtained. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including certain terminations in connection with an alternative business combination transaction as permitted by the terms of the Merger Agreement, Company or Parent, as applicable, may be required to pay the other a termination fee of $120 million. In addition, if either Company or Parent breaches the covenant on non-solicitation, Company or Parent, as applicable, may be required to pay the other a termination fee of $80 million.

Voting Agreement

Also on December 14, 2011, Richard Hill, Chief Executive Officer of Company, entered into a Voting Agreement with Parent (the “Voting Agreement”), pursuant to which Mr. Hill has agreed to, among other things, vote all shares of capital stock of Company held by him (i) in favor of the adoption of the Merger Agreement, (ii) in favor of each of the other actions contemplated by the Merger Agreement, (iii) in favor of any action required in furtherance of effecting the Merger and (iv) against any alternative business combination transaction. Mr. Hill currently holds an aggregate of 157,692 shares of Company common stock compromising less than 1% of the outstanding Company common stock, which are subject to the Voting Agreement. Additionally, Mr. Hill is entitled to an aggregate of 1,441,653 shares of Company common stock on exercise of options or settlement of restricted stock units or performance stock units and any such shares of Company common stock that Mr. Hill acquires are also subject to the Voting Agreement. The Voting Agreement terminates upon, among other events, a change in recommendation, in accordance with the terms of the Merger Agreement, by Company’s board of directors.

The foregoing descriptions of the Merger Agreement and the Voting Agreement are not a complete description of all of the parties’ rights and obligations under the Merger Agreement and Voting Agreement, as applicable, and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and the Voting Agreement, which is filed as Exhibit 10.1 hereto, respectively, both of which are incorporated herein by reference.

—  —  —

The Merger Agreement and the Voting Agreement and the above descriptions of both have been included to provide investors and security holders with information regarding the terms thereof. They are not intended to provide any other factual information about Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Company, Parent or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Company or Parent. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Company and Parent and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

How to Find Further Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Parent intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Parent and Company that also constitutes a prospectus of Parent. Parent and Company will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Parent and Company. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT AND COMPANY AND THE PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Parent, Investor Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Company, Investor Relations, 4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Parent or Company with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.Lam Research.com and www.Novellus.com, respectively.

Forward-Looking Statements

This announcement contains, or may contain, “forward-looking statements” concerning Parent and Company (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of Parent’s or Company’s operations; (iii) the effects of government regulation on Parent’s, Company’s or the Merged Company’s business; (iv) future industry developments and trends; (v) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vi) assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of the management of Parent and Company and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Parent’s and Company’s ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the Merger; the ability to integrate Company’s and Parent’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Parent’s and Company’s periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Neither Parent nor Company can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Parent nor Company nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Parent, Company, or the Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Parent or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Participants in the Solicitation

The directors and executive officers of Company and Parent may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Parent plans to file the registration statement that includes the joint proxy statement/prospectus with the SEC in connection with the solicitation of proxies to approve the proposed transaction. Information regarding Parent’s directors and executive officers and their respective interests in Parent by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Company’s directors and executive officers and their respective interests in Company by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 25, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011. Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated December 14, 2011, by and among Lam Research Corporation, BLMS Inc. and Novellus Systems, Inc.*

10.1	Voting Agreement, dated December 14, 2011, by and among Lam Research Corporation and Richard Hill.

99.1 99.2 99.3 99.4 99.5 99.6 99.7 99.8

Joint Press Release dated December 14, 2011.

Inter-office Memo to All Employees of Novellus Systems, Inc. dated December 14, 2011.

Form of Letter to Customers.

Form of Letter to Suppliers.

Frequently Asked Questions—Employees.

Employee Slide Presentation.

Investor Slide Presentation.

Frequently Asked Questions.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novellus Systems, Inc.

By:	/s/ Andrew Gottlieb
Andrew Gottlieb Vice President, General Counsel and Secretary

Date: December 15, 2011

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated December 14, 2011, by and among Lam Research Corporation, BLMS Inc. and Novellus Systems, Inc.*

10.1	Voting Agreement, dated December 14, 2011, by and among Lam Research Corporation and Richard Hill.

99.1 99.2 99.3 99.4 99.5 99.6 99.7 99.8

Joint Press Release dated December 14, 2011.

Inter-office Memo to All Employees of Novellus Systems, Inc. dated December 14, 2011.

Form of Letter to Customers.

Form of Letter to Suppliers.

Frequently Asked Questions—Employees.

Employee Slide Presentation.

Investor Slide Presentation.

Frequently Asked Questions.

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.